Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2381

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2024-4

Supplement to the Prospectus

As a result of a previously announced corporate transaction, your Portfolio will receive 0.276305 shares of Magnera Corporation (ticker: MAGN) for every share of Berry Global Group, Inc. (ticker: BERY) that it held as of the November 1, 2024 record date. Your Portfolio will continue to hold and purchase shares of both Berry Global Group, Inc. and Magnera Corporation.

Supplement Dated: November 5, 2024